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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 11, 2007

                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           NEW YORK                      1-4743                 11-1362020
        (State or Other        ( Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)

           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)

        Registrant's Telephone Number, including Area Code: 718-392-0200

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

      The purpose of this Form 8-K is to clarify the independence of our director, Frederick D. Sturdivant. The Company's 2007 proxy statement disclosed that in 2006 Mr. Sturdivant received compensation for services provided to the Company in the amount of $14,000. These services were performed by Mr. Sturdivant in his capacity as a director of the Company, not as a third party consultant. These services were also authorized by our Board of Directors in connection with the Board overseeing management's development of its long term strategic plans. The Board determined that Mr. Sturdivant's expertise and background made him an ideal candidate to represent the Board in the Company's strategic planning preparation.

      The Board of Directors has affirmatively determined that Mr. Sturdivant is independent under the criteria established by the New York Stock Exchange and the Securities and Exchange Commission for independent board members.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             STANDARD MOTOR PRODUCTS, INC.

                             By: /s/ James J. Burke
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                                 James J. Burke
                                 Vice President Finance, Chief Financial Officer

Date: May 11, 2007


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